Fourth Quarter 2022 Investor Supplement

Product Developments
Security:
•Fastly Next-Gen WAF now supports automated provisioning and management via Terraform for our cloud-based deployment option.
•Achieved Payment Card Industry Data Security Standard (PCI DSS) compliance as a Level 1 Service Provider.
•Expanded our Next-Gen WAFs advanced rate limiting rules to customers of our Professional security package.
Leading Innovation:
•Introduced in beta live log-tailing to our Edge Observer, offering real-time log streaming capabilities and visibility.
•Announced in GA, IAM, secrets-free authentication support for our Google BigQuery, Cloud Storage, and Pub/Sub logging integrations.
•Released into GA our Javascript SDK for Compute@Edge, offering unmatched load time performance.
Developer Relations:
•Relaunched our industry-leading Open Source and Nonprofit Program as “Fast Forward,” with a renewed focus on building community among the builders and maintainers of a faster, safer, and more inclusive internet.
•With the acquisition of Glitch in May 2022, we’ve extended Fastly’s opportunity to a community of over 2 million developers eager to build globally performant, secure and reliable applications at scale on our platform.
Key Metrics Highlights
•Annual revenue retention rate (ARR)3 was 99.2% in 2022, flat to the 99.2% level in 2021.
•Trailing 12 month net retention rate (LTM NRR)1 was 119% in the fourth quarter, up from 118% in the third quarter 2022.
•Dollar-Based Net Expansion Rate (DBNER)2 was 123% in the fourth quarter, up from 122% in the third quarter 2022.
•Total customer count was 2,958 in the fourth quarter, up 33 from the third quarter; 493 were enterprise customers4 in the fourth quarter, up 11 from the third quarter.
•Average enterprise customer spend8 of $782 thousand in the fourth quarter, up 3% quarter-over-quarter.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Total Customer Count	2,458	2,581	2,748	2,804	2,880	2,894	2,925	2,958
Enterprise Customer Count(4)	395	408	430	445	457	471	482	493
Enterprise Revenue % Total LTM	89%	89%	88%	88%	89%	88%	89%	89%
Enterprise Customer Average Spend LTM (in thousands)(8)	$705	$702	$698	$704	$722	$730	$759	$782
Net Retention Rate (NRR) Quarter(9)	110%	93%	112%	107%	114%	128%	115%	111%
Net Retention Rate (NRR) LTM(1)	135%	121%	114%	118%	115%	117%	118%	119%
Dollar-Based Net Expansion Rate (DBNER)(2)	141%	126%	118%	121%	118%	120%	122%	123%
Annual Revenue Retention Rate (ARR)(3)	—%	—%	—%	99.2%	—%	—%	—%	99.2%
Global Network Capacity	130 TB/sec	145 TB/sec	167 TB/sec	184 TB/sec	198 TB/sec	215 TB/sec	233 TB/sec	252 TB/sec
Countries	26	28	31	32	34	34	35	35
Markets	58	61	68	71	75	78	79	79

Exhibit 99.2

Corporate Development
•Puja Jaspal joined Fastly as CPO, bringing her experience from Cisco as SVP of People & Communities, where she drove HR strategy, workplace and talent development.
Customer and Partner Highlights
•Hosted Altitude, our annual user conference in New York featuring almost 400 attendees and 15 keynotes from Fastly’s leadership team and customer partners.
•Duolingo, the most popular language-learning platform and most downloaded education app worldwide, chose Fastly’s Next-Gen WAF to protect their applications.
•McKesson, a Fortune 10 global leader in healthcare, chose Fastly’s network services to improve its website performance and support future roadmap initiatives.
•A leading online grocery delivery service, chose Fastly’s Next-Gen WAF over its incumbent provider due to its ease of use and rate limiting ability at scale.
•Civitatis, a leading online platform for booking travel related activities, chose Fastly’s cloud edge due to its performance and ease of use over competitive offerings.
Fourth Quarter 2022 Financial Highlights
•Record revenue of $119.3 million, representing 10% sequential growth and 22% year-over-year growth.
•GAAP gross margin of 52.4%, compared to 50.9% in the fourth quarter of 2021. Non-GAAP gross margin of 57.0%, compared to 55.8% in the fourth quarter of 2021.
•GAAP net loss per basic and diluted shares of $0.38 compared to $0.49 in the fourth quarter of 2021. Non-GAAP net loss5 per basic and diluted shares of $0.08, compared to $0.10 in the fourth quarter of 2021.
First Quarter and Full Year 2023 Guidance:

	Q1 2023	Full Year 2023
Total Revenue (millions)	$114 - $117	$495 - $505
Non-GAAP Operating Loss (millions)(5)	($18.0) - ($16.0)	($53.0) - ($47.0)
Non-GAAP Net Loss per share (6) (7)	($0.12) - ($0.08)	($0.27) - ($0.21)

1.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2.We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3.Annual revenue retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.
4.Enterprise customers are defined as those spending $100,000 or more in the trailing 12-month period.
5.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this letter.
6.Assumes weighted average basic shares outstanding of 125.8 million in Q1 2023 and 129.5 million for the full year 2023.
7.Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2023.
8.Average enterprise customer spend is calculated by taking the sum of the trailing 12-month revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period.
9.Net Retention Rate measures the net change in monthly revenue from existing customers in the last month of the period (the “current" period month) compared to the last month of the same period one year prior (the “prior" period month). The revenue included in the current period month includes revenue from (i) revenue contraction due to billing decreases or customer churn and (ii) revenue expansion due to billing increases, but excludes revenue from new customers. We calculate Net Retention Rate by dividing the revenue from the current period month by the revenue in the prior period month.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; and Fastly's strategies, product and business plans. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and additional information that will be set forth in Fastly’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other filings and reports that we may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, other income (expense), net, and income taxes.
Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less capital expenditures, including any advance payments made related to capital expenditures.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Revenue	$84,852	$85,026	$86,735	$97,717	$102,382	$102,518	$108,504	$119,321
Cost of revenue(1)	37,494	40,320	41,244	47,944	53,915	56,466	55,825	56,738
Gross profit	47,358	44,706	45,491	49,773	48,467	46,052	52,679	62,583
Operating expenses:
Research and development(1)	28,988	30,346	32,528	34,997	40,437	38,717	38,957	37,197
Sales and marketing(1)	34,872	36,334	39,288	42,151	41,480	46,760	47,006	44,623
General and administrative (1)	33,461	35,494	28,609	29,281	29,554	29,543	32,481	29,225
Total operating expenses	97,321	102,174	100,425	106,429	111,471	115,020	118,444	111,045
Loss from operations	(49,963)	(57,468)	(54,934)	(56,656)	(63,004)	(68,968)	(65,765)	(48,462)
Net gain on extinguishment of debt	—	—	—	—	—	54,391	—	—
Interest income	174	276	280	552	681	1,502	1,967	2,894
Interest expense	(661)	(1,436)	(1,555)	(1,593)	(1,622)	(1,530)	(1,381)	(1,354)
Other income (expense)	(64)	178	41	201	(279)	(1,673)	1,877	46
Loss before income taxes	(50,514)	(58,450)	(56,168)	(57,496)	(64,224)	(16,278)	(63,302)	(46,876)
Income tax expense (benefit)	169	(155)	30	25	40	159	118	(223)
Net loss	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)	$(46,653)
Net loss per share attributable to common stockholders, basic and diluted	$(0.44)	$(0.51)	$(0.48)	$(0.49)	$(0.54)	$(0.14)	$(0.52)	$(0.38)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	114,134	115,326	116,475	118,161	119,673	121,242	122,339	123,587
__________
(1)Includes stock-based compensation expense as follows:

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Cost of revenue	$1,186	$1,828	$1,897	$2,316	$2,946	$3,188	$2,978	$2,938
Research and development	7,958	8,634	14,752	15,675	18,589	13,889	14,488	11,469
Sales and marketing	5,008	5,631	9,121	11,399	10,094	10,184	10,920	7,885
General and administrative	16,686	17,333	10,866	10,198	8,393	7,717	10,992	9,126
Total	$30,838	$33,426	$36,636	$39,588	$40,022	$34,978	$39,378	$31,418

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Gross Profit
GAAP gross Profit	$47,358	$44,706	$45,491	$49,773	$48,467	$46,052	$52,679	$62,583
Stock-based compensation	1,186	1,828	1,897	2,316	2,946	3,188	2,978	2,938
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	51,019	49,009	49,863	54,564	53,888	51,715	58,132	67,996
GAAP gross margin	55.8%	52.6%	52.4%	50.9%	47.3%	44.9%	48.6%	52.4%
Non-GAAP gross margin	60.1%	57.6%	57.5%	55.8%	52.6%	50.4%	53.6%	57.0%

Research and development
GAAP research and development	28,988	30,346	32,528	34,997	40,437	38,717	38,957	37,197
Stock-based compensation	(7,958)	(8,634)	(14,752)	(15,675)	(18,589)	(13,889)	(14,488)	(11,469)
Non-GAAP research and development	21,030	21,712	17,776	19,322	21,848	24,828	24,469	25,728

Sales and marketing
GAAP sales and marketing	34,872	36,334	39,288	42,151	41,480	46,760	47,006	44,623
Stock-based compensation	(5,008)	(5,631)	(9,121)	(11,399)	(10,094)	(10,184)	(10,920)	(7,885)
Amortization of acquired intangible assets	(2,816)	(2,709)	(2,709)	(2,710)	(2,709)	(2,710)	(2,897)	(2,575)
Non-GAAP sales and marketing	27,048	27,994	27,458	28,042	28,677	33,866	33,189	34,163

General and administrative
GAAP general and administrative	33,461	35,494	28,609	29,281	29,554	29,543	32,481	29,225
Stock-based compensation	(16,686)	(17,333)	(10,866)	(10,198)	(8,393)	(7,717)	(7,959)	(9,126)
Executive transition costs	—	—	—	—	—	—	(4,207)	—
Acquisition-related expenses	(929)	(1,298)	(179)	(149)	(58)	(1,912)	—	—
Non-GAAP general and administrative	15,846	16,863	17,564	18,934	21,103	19,914	20,315	20,099

Operating loss
GAAP operating loss	(49,963)	(57,468)	(54,934)	(56,656)	(63,004)	(68,968)	(65,765)	(48,462)
Stock-based compensation	30,838	33,426	36,636	39,588	40,022	34,978	36,345	31,418
Executive transition costs	—	—	—	—	—	—	4,207	—
Amortization of acquired intangible assets	5,291	5,184	5,184	5,185	5,184	5,185	5,372	5,050
Acquisition-related expenses	929	1,298	179	149	58	1,912	—	—
Non-GAAP operating loss	(12,905)	(17,560)	(12,935)	(11,734)	(17,740)	(26,893)	(19,841)	(11,994)

Net loss
GAAP net loss	(50,683)	(58,295)	(56,198)	(57,521)	(64,264)	(16,437)	(63,420)	(46,653)
Stock-based compensation	30,838	33,426	36,636	39,588	40,022	34,978	36,345	31,418
Executive transition costs	—	—	—	—	—	—	4,207	—
Amortization of acquired intangible assets	5,291	5,184	5,184	5,185	5,184	5,185	5,372	5,050
Acquisition-related expenses	929	1,298	179	149	58	1,912	—	—
Net gain on extinguishment of debt	—	—	—	—	—	(54,391)	—	—
Amortization of debt issuance costs	—	993	967	947	963	776	714	716
Non-GAAP net loss	$(13,625)	$(17,394)	$(13,232)	$(11,652)	$(18,037)	$(27,977)	$(16,782)	$(9,469)

GAAP net loss per common share—basic and diluted	$(0.44)	$(0.51)	$(0.48)	$(0.49)	$(0.54)	$(0.14)	$(0.52)	$(0.38)
Non-GAAP net loss per common share—basic and diluted	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)	$(0.23)	$(0.14)	$(0.08)
Weighted average basic common shares	114,134	115,326	116,475	118,161	119,673	121,242	122,339	123,587

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Adjusted EBITDA
GAAP net loss	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)	$(46,653)
Stock-based compensation	30,838	33,426	36,636	39,588	40,022	34,978	36,345	31,418
Executive transition costs	—	—	—	—	—	—	4,207	—
Depreciation and other amortization	6,491	7,000	7,489	8,228	9,975	10,860	10,786	11,903
Amortization of acquired intangible assets	5,291	5,184	5,184	5,185	5,184	5,185	5,372	5,050
Acquisition-related expenses	929	1,298	179	149	58	1,912	—	—
Interest income	(174)	(276)	(280)	(552)	(681)	(1,502)	(1,967)	(2,894)
Interest expense	661	443	588	646	659	754	667	638
Amortization of debt discount and issuance costs	—	993	967	947	963	776	714	716
Net gain on extinguishment of debt	—	—	—	—	—	(54,391)	—	—
Other (income) expense, net	64	(178)	(41)	(201)	279	1,673	(1,877)	(46)
Income tax (benefit) expense	169	(155)	30	25	40	159	118	(223)
Adjusted EBITDA	$(6,414)	$(10,560)	$(5,446)	$(3,506)	$(7,765)	$(16,033)	$(9,055)	$(91)

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Revenue	$84,852	$85,026	$86,735	$97,717	$102,382	$102,518	$108,504	$119,321
Cost of revenue (1)(2)	33,833	36,017	36,872	43,153	48,494	50,803	50,372	51,325
Gross profit	51,019	49,009	49,863	54,564	53,888	51,715	58,132	67,996
Operating expenses:
Research and development(1)	21,030	21,712	17,776	19,322	21,848	24,828	24,469	25,728
Sales and marketing(1)(2)	27,048	27,994	27,458	28,042	28,677	33,866	33,189	34,163
General and administrative (1)(3)(7)	15,846	16,863	17,564	18,934	21,103	19,914	20,315	20,099
Total operating expenses	63,924	66,569	62,798	66,298	71,628	78,608	77,973	79,990
Income (loss) from operations(1)(2)(3)(7)	(12,905)	(17,560)	(12,935)	(11,734)	(17,740)	(26,893)	(19,841)	(11,994)
Interest income	174	276	280	552	681	1,502	1,967	2,894
Interest expense(4)	(661)	(443)	(588)	(646)	(659)	(754)	(667)	(638)
Other income (expense), net	(64)	178	41	201	(279)	(1,673)	1,877	46
Income (loss) before income tax expense (benefit)(5)	(13,456)	(17,549)	(13,202)	(11,627)	(17,997)	(27,818)	(16,664)	(9,692)
Income tax expense (benefit)(6)	169	(155)	30	25	40	159	118	(223)
Net income (loss)(1)(2)(3)(4)(5)(6)(7)	$(13,625)	$(17,394)	$(13,232)	$(11,652)	$(18,037)	$(27,977)	$(16,782)	$(9,469)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)	$(0.23)	$(0.14)	$(0.08)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	114,134	115,326	116,475	118,161	119,673	121,242	122,339	123,587
(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes acquisition-related and other expenses. See GAAP to Non-GAAP reconciliations.
(4) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(5) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.
(6) Excludes acquisition-related tax benefit. See GAAP to Non-GAAP reconciliations.
(7) Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Assets
Current assets:
Cash and cash equivalents	$948,783	$687,986	$282,131	$166,068	$245,794	$62,510	$87,897	$143,391
Marketable securities	147,793	241,744	361,290	361,795	393,950	419,905	445,048	374,581
Accounts receivable, net	52,363	56,065	54,234	64,625	73,717	68,218	72,914	89,578
Prepaid expenses and other current assets	18,495	22,309	22,230	32,160	23,616	29,037	31,321	28,933
Total current assets	1,167,434	1,008,104	719,885	624,648	737,077	579,670	637,180	636,483
Property and equipment, net	98,608	116,471	147,729	166,961	174,550	173,950	179,080	180,378
Operating lease right-of-use assets, net	63,305	62,630	70,149	69,631	63,455	69,861	72,374	68,440
Goodwill	635,645	635,646	635,635	636,805	637,570	670,186	670,158	670,185
Intangible assets, net	116,379	113,215	107,905	102,596	97,287	93,978	88,482	82,900
Marketable securities, non-current	29,930	173,227	429,489	528,911	394,464	284,951	186,066	165,105
Other assets	26,993	27,578	28,142	29,468	30,020	60,199	73,258	92,622
Total assets	$2,138,294	$2,136,871	$2,138,934	$2,159,020	$2,134,423	$1,932,795	$1,906,598	$1,896,113
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,019	$10,202	$7,766	$9,257	$8,248	$10,011	$8,265	$4,786
Accrued expenses	36,320	28,609	36,063	36,112	49,902	49,943	54,186	61,161
Finance lease liabilities	10,910	14,773	18,675	21,125	26,766	28,088	27,807	28,954
Operating lease liabilities	20,011	19,713	20,007	20,271	18,688	19,243	20,919	23,026
Other current liabilities	19,036	29,735	24,758	45,107	36,569	33,705	33,422	34,394
Total current liabilities	98,296	103,032	107,269	131,872	140,173	140,990	144,599	152,321
Long-term debt, less current portion	930,291	931,385	932,305	933,205	934,121	703,375	704,042	704,710
Finance lease liabilities, noncurrent	13,648	19,685	24,659	22,293	28,867	26,479	21,027	15,507
Operating lease liabilities, noncurrent	47,505	47,177	54,066	55,114	52,334	60,657	62,750	61,341
Other long-term liabilities	3,520	6,502	5,056	2,583	2,205	7,556	7,201	7,076
Total liabilities	1,093,260	1,107,781	1,123,355	1,145,067	1,157,700	939,057	939,619	940,955
Stockholders’ equity:
Class A and Class B common stock	2	2	2	2	2	2	2	2
Additional paid-in capital	1,384,045	1,426,520	1,469,366	1,527,468	1,561,371	1,597,869	1,634,666	1,666,106
Accumulated other comprehensive income (loss)	(137)	(261)	(420)	(2,627)	(9,496)	(12,542)	(12,678)	(9,286)
Accumulated deficit	(338,876)	(397,171)	(453,369)	(510,890)	(575,154)	(591,591)	(655,011)	(701,664)
Total stockholders’ equity	1,045,034	1,029,090	1,015,579	1,013,953	976,723	993,738	966,979	955,158
Total liabilities and stockholders’ equity	$2,138,294	$2,136,871	$2,138,934	$2,159,020	$2,134,423	$1,932,795	$1,906,598	$1,896,113

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Cash flows from operating activities:
Net loss	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)	$(46,653)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	6,419	6,927	7,364	8,089	9,850	10,736	10,662	11,371
Amortization of intangible assets	5,363	5,257	5,309	5,309	5,309	5,309	5,496	5,582
Non-cash lease expense	6,357	6,303	7,158	7,065	6,839	6,539	8,501	7,835
Amortization of debt discount and issuance costs	332	937	966	950	964	775	715	715
Amortization of deferred contract costs	1,411	1,535	1,621	1,727	1,851	2,138	2,031	2,896
Stock-based compensation	30,838	33,426	36,636	39,588	40,022	34,978	39,378	31,418
Provision for credit losses	(420)	225	236	155	127	402	1,253	624
Interest paid for finance lease	(330)	(405)	(524)	(495)	(591)	(649)	(603)	(538)
(Gain) loss on disposals of property and equipment	27	—	(204)	(123)	268	586	—	—
Amortization and accretion of discounts and premiums on investments	—	—	—	—	957	894	771	515
Impairment of operating ROU assets	—	—	—	—	—	—	—	2,083
Net gain on extinguishment of debt	—	—	—	—	—	(54,391)	—	—
Other adjustments	64	749	683	729	128	(67)	(353)	3,980
Changes in operating assets and liabilities:
Accounts receivable	(1,685)	(3,927)	1,595	(10,546)	(9,219)	5,097	(5,949)	(17,288)
Prepaid expenses and other current assets	(1,680)	(3,814)	(8)	725	(2,111)	(2,701)	(975)	(971)
Other assets	(2,952)	(2,137)	(2,231)	(3,103)	(2,451)	(3,948)	(13,505)	(15,492)
Accounts payable	2,119	(1,957)	(1,815)	1,799	(2,492)	3,336	(4,301)	(1,267)
Accrued expenses	(755)	(3,080)	6,548	1,548	4,891	(3,729)	3,328	3,799
Operating lease liabilities	(6,365)	(6,491)	(6,879)	(6,712)	(6,557)	(6,280)	(7,830)	(6,377)
Other liabilities	1,071	7,733	(2,948)	2,908	3,289	732	(2,833)	5,640
Net cash used in operating activities	(10,869)	(17,014)	(2,691)	(7,908)	(13,190)	(16,680)	(27,634)	(12,128)
Cash flows from investing activities:
Purchases of marketable securities	(64,331)	(269,537)	(443,701)	(150,586)	(148,193)	(207,286)	—	—
Sales of marketable securities	12,497	—	51,739	2,291	2,301	159,552	—	65
Maturities of marketable securities	25,503	31,750	15,600	45,232	240,547	127,333	72,857	94,303
Business acquisitions, net of cash acquired	—	—	—	(1,169)	(775)	(25,224)	(1,746)	1,843
Advance payment for purchase of property and equipment	—	—	—	—	—	(29,310)	(1,964)	(10,923)
Purchases of property and equipment	(8,079)	(2,934)	(20,254)	(3,549)	(4,664)	(4,151)	(2,631)	(8,529)
Proceeds from sale of property and equipment	—	—	291	297	—	241	125	126
Capitalized internal-use software	(989)	(1,691)	(7,619)	(3,180)	(3,810)	(4,926)	(5,120)	(4,290)
Purchases of intangible assets	—	(2,093)	1	—	—	—	—	—
Net cash provided by (used in) investing activities	(35,399)	(244,505)	(403,943)	(110,664)	85,406	16,229	61,521	72,595
Cash flows from financing activities:
Issuance of convertible note, net of issuance costs	930,775	—	—	—	—	—	—	—
Payments of debt issuance costs	(1,351)	—	—	—	—	—	—	—
Net cash paid for debt extinguishment	—	—	—	—	—	(177,082)	—	—
Repayments of finance lease liabilities	(2,951)	(3,628)	(3,985)	(3,004)	(4,882)	(6,147)	(7,076)	(4,427)
Cash received for restricted stock sold in advance of vesting conditions	—	—	—	—	10,655	—	—	—
Cash paid for early sale of restricted shares	—	—	—	—	(3,498)	(3,539)	(3,618)	—
Proceeds from employee stock purchase plan	3,071	1,493	1,430	2,075	2,406	1,571	1,749	(949)
Proceeds from exercise of vested stock options	2,719	2,886	3,489	3,532	3,048	1,721	555	364
Net cash provided by (used in) financing activities	932,263	751	934	2,603	7,729	(183,476)	(8,390)	(5,012)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(112)	(29)	(242)	(94)	(219)	(100)	(110)	39
Net increase (decrease) in cash, cash equivalents, and restricted cash	885,883	(260,797)	(405,942)	(116,063)	79,726	(184,027)	25,387	55,494
Cash, cash equivalents, and restricted cash at beginning of period	63,880	949,763	688,966	283,024	166,961	246,687	62,660	88,047
Cash, cash equivalents, and restricted cash at end of period	$949,763	$688,966	$283,024	$166,961	$246,687	$62,660	$88,047	$143,541

Free Cash Flow
(in thousands, unaudited)

	Quarter ended
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Cash flow provided by (used in) operations	$(10,869)	$(17,014)	$(2,691)	$(7,908)	$(13,190)	$(16,680)	$(27,634)	$(12,128)
Capital expenditures(1)	(12,019)	(8,253)	(31,567)	(9,436)	(13,356)	(14,983)	(14,702)	(17,120)
Advance payment for purchase of property and equipment(2)	—	—	—	—	—	(29,310)	(1,964)	(10,923)
Free Cash Flow	$(22,888)	$(25,267)	$(34,258)	$(17,344)	$(26,546)	$(60,973)	$(44,300)	$(40,171)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, and capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)Advance payments for purchase of property and equipment relate to prepayments made for our capital expenditures in advance of receiving the asset, as reflected in our statement of cash flows.